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                                  Exhibit 21.1

                   SUBSIDIARIES OF GARDEN STATE NEWSPAPERS, INC.
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Subsidiaries                          State of Incorporation     Names Under Which It Conducts Business
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
Garden State Investments, Inc.        Delaware                   Alameda Newspapers, Inc.
                                                                 Brattleboro Publishing Company
                                                                 Easton Publishing Company
                                                                 Graham Newspapers, Inc.
                                                                 Mid-States Newspapers, Inc.
                                                                 New England Newspapers, Inc.
                                                                 NJN Investments, Inc.
                                                                 North Adams Publishing Company
                                                                 North Eastern Publishing Company
                                                                 North Jersey Newspaper Company
                                                                 Pittsfield Publications, Inc.
                                                                 South Jersey Newspaper Company
                                                                 The York Newspaper Company
                                                                 York Newspapers, Inc.
                                                                 V&P Publishing, Inc.


Alameda Newspapers, Inc.              Delaware                   The Oakland Tribune
                                                                 The Tri-Valley Herald
                                                                 The Argus
                                                                 The Daily Review
                                                                 Alameda Times Star
                                                                 San Mateo County Times
                                                                 Alameda Accent
                                                                 Times Weekend
                                                                 San Bruno Herald
                                                                 Coastside Chronicle
                                                                 Daly City Record
                                                                 Brisbane Bee
                                                                 Millbrae Recorder-Progress


Brattleboro Publishing Company        Delaware                   The Brattleboro Reformer


Easton Publishing Company             Delaware                   The Express Times
                                                                 Two Rivers Shopping Times
                                                                 The Bethlehem Star
                                                                 Hunterdon Marketplace


Graham Newspapers, Inc.               Delaware                   The Graham Leader
                                                                 The Lake Country Sun
                                                                 The Jacksboro Gazette
                                                                 The Jack County Herald
                                                                 Lake Country Shopper
                                                                 The Olney Enterprise


Hanover Publishing Company            Delaware                   The Evening Sun
                                                                 The Community Sun
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Subsidiaries                          State of Incorporation     Names Under Which It Conducts Business
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
Janson Publishing Company             Delaware                   The Home Town News
                                                                 Nazareth US


Mid-States Newspapers, Inc.           Delaware                   Las Cruces Sun-News
                                                                 The Daily Nonpareil
                                                                 Sentinel & Enterprise
                                                                 Lebanon Daily News
                                                                 The Shopper Bulletin
                                                                 Southwest Iowa Shopper Guide
                                                                 North Country Leader
                                                                 The Independent
                                                                 The Palm Advertiser
                                                                 The Shopping Times
                                                                 Vos del Valle
                                                                 Denison Review
                                                                 Denison Bulletin
                                                                 Ad-Visor
                                                                 Meat Empire Savings Guide
                                                                 Valley News Today
                                                                 Essex Independent
                                                                 Valley News Life


North Adams Publishing Company        Delaware                   North Adams Transcript
                                                                 The Transcript Spotlight


North Eastern Publishing Company      Delaware                   Bennington Banner
                                                                 The Manchester Journal
                                                                 The Bennington Shopper


North Jersey Newspaper Company        Delaware                   Community Forum
                                                                 Summit Independent Press
                                                                 Berkeley Heights and News
                                                                 Phillipsburg Free Press
                                                                 Star Gazette
                                                                 Blairstown Press
                                                                 Belvidere News
                                                                 Star Journal
                                                                 The News Leader
                                                                 The News
                                                                 The Hills Bedminster Press
                                                                 Somerset Messenger Gazette
                                                                 Highland Park Herald
                                                                 The Review
                                                                 The Chronicle
                                                                 The Piscataway Review
                                                                 The Reporter
                                                                 Cranford Chronicle
                                                                 The Westfield Record-Press
                                                                 El Economico
                                                                 Press Telegram


Pittsfield Publications, Inc.         Delaware                   The Berkshire Eagle
                                                                 The Shopper

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Subsidiaries                          State of Incorporation     Names Under Which It Conducts Business
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
South Jersey Newspaper Company        Delaware                   The Gloucester County Times
                                                                 Today's Sunbeam
                                                                 Bridgeton Evening News
                                                                 The Millville Shopper News
                                                                 The Record
                                                                 The Advertiser


York Newspapers, Inc.                 Delaware                   The York Newspaper Company


York Newspaper Company                Pennsylvania               The York Dispatch
                                      General Partnership        The York Sunday News
                                                                 Weekly Record

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                 GARDEN STATE NEWSPAPERS, INC. OPERATING NAMES

                         San Gabriel Valley Tribune
                         Whittier Daily News
                         Pasadena Star-News
                         Cheers
                         Whittier Review Shopper
                         The Star
                         Highlander Newspapers
                         Eureka Times Standard
                         The Buyers' Guide
                         On the Market
                         The Sun
                         The Sunday Sun
                         The Evening Sun
                         The Community Sun
                         Daily News of Los Angeles
                         Vecinos Del Valle
                         The Real Estate Weekly Newspaper
                         Tri-City Weekly